Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Retirement Fund - Series V, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, Scudder Worldwide 2004 Fund, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 1, 2004                         /s/Julian Sluyters
                                           Julian Sluyters
                                           Chief Executive Officer
                                           Scudder Target 2010 Fund,
                                           Scudder Target 2011 Fund,
                                           Scudder Target 2012 Fund,
                                           Scudder Target 2013 Fund,
                                           Scudder Retirement Fund -
                                           Series V, Scudder Retirement
                                           Fund - Series VI, Scudder
                                           Retirement Fund - Series VII,
                                           Scudder Worldwide 2004 Fund, a
                                           series of Scudder Target Fund

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Retirement Fund - Series V, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, Scudder Worldwide 2004 Fund, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 1, 2004                         /s/Paul Schubert
                                           Paul Schubert
                                           Chief Financial Officer
                                           Scudder Target 2010 Fund,
                                           Scudder Target 2011 Fund,
                                           Scudder Target 2012 Fund,
                                           Scudder Target 2013 Fund,
                                           Scudder Retirement Fund -
                                           Series V, Scudder Retirement
                                           Fund - Series VI, Scudder
                                           Retirement Fund - Series VII,
                                           Scudder Worldwide 2004 Fund, a
                                           series of Scudder Target Fund